Exhibit 99.2
[EXECUTION COPY]
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (this “Agreement”), dated as of March 29, 2006, is made by COVAD COMMUNICATIONS GROUP, INC., a Delaware corporation (“Group”), and COVAD COMMUNICATIONS COMPANY, a California corporation (“Operating”; individually and collectively with Group, the “Debtor”), for the benefit of EARTHLINK, INC., a Delaware corporation (the “Secured Party”), acting on its own behalf and as Collateral Agent (as defined in the Note described below) for the Holders (as defined in the Note described below) of the Note described below.
RECITALS
     WHEREAS, pursuant to the terms of a Purchase Agreement dated as of March 15, 2006 (as amended, restated or modified from time to time, the “Purchase Agreement”), the Debtor has issued and sold to the Secured Party a 12% Senior Secured Convertible Note in the original aggregate principal amount of $40,000,000 (the “Note”);
     WHEREAS, it is a condition precedent to the Secured Party’s acceptance and purchase of the Note that each of Group and Operating execute and deliver to the Secured Party a security agreement in substantially the form hereof; and
     WHEREAS, each of Group and Operating wishes to grant a security interest in favor of the Secured Party as herein provided.
     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
     1. Definitions.
     All capitalized terms used herein without definitions shall have the meanings given to them in the Purchase Agreement. The term “State” shall mean the State of Delaware. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term “Obligations” shall mean all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Purchase Agreement and the Note (the “Transaction Documents”). The term “Event of Default” shall mean the failure of either Group or Operating to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Transaction Documents after giving effect to any applicable grace or cure period. The term “Permitted Liens” shall mean (i) the lien on and security interest in substantially all of the Debtor’s assets in favor of SBC Communications Inc. (the “SBC Lien”), (ii) liens for taxes and special assessments not then delinquent, (iii) liens of taxes and assessments which are delinquent but the validity of which is being contested in good faith and with respect to which the Debtor has set aside adequate reserves for payment, (iv) mechanics’ and materialmen’s liens arising or incurred in the ordinary course of business and which are being contested in good faith and have not proceeded to judgment, provided the Debtor has set aside adequate reserves for payment, and (v) such other imperfections in title, charges, easements, restrictions and encumbrances which could not, individually or when taken as a whole, result in a Material Adverse Effect.
     2. Grant of Security Interest.
     Each of Group and Operating hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights of such Debtor, wherever located, whether now owned or hereafter acquired or arising from (collectively, the “Collateral”): (i) all Equipment of the Debtor acquired with the proceeds of the Note and the Primary Shares (as defined in the Purchase Agreement) (the “Issuance Proceeds”)(including, without limitation, the Equipment identified on Schedule 1 to this Agreement) (the “Pledged Equipment”), (ii) all additions and Accessions to the Pledged Equipment acquired with the Issuance Proceeds, (iii) any software and/or intellectual property (including that embedded in or integrated with the Pledged Equipment) acquired with the Issuance Proceeds, (iv) all Documents covering all or any part of the Pledged Equipment, and (v) all Proceeds of the foregoing, including, without limitation, Cash Proceeds and Noncash Proceeds of all or any part of the Pledged Equipment; provided, however, that in no event shall the security interest granted hereunder attach to any contract or license to which the Debtor is a party or any of its rights or interests thereunder, or any property or assets subject to any contract or license, if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of the Debtor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract or license, except, in each case, to the extent that any such term is rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity; provided further, that notwithstanding the foregoing, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or license, or property subject thereto, that does not result in any of the consequences specified in clause (x) or (y) above. Notwithstanding any thing to the contrary herein, at all times that the SBC Lien remains in effect, the principal amount of Obligations secured by the Collateral shall not exceed 100% of the cost of such Collateral.
     3. Authorization to File Financing Statements.
     Each of Group and Operating hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that describe the Collateral and provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment. Each of Group and Operating agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.

     4. Further Assurances.
     Each of Group and Operating agrees, at the request and option of the Secured Party, to take any and all actions the Secured Party may determine to be necessary or useful for the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) delivering and filing financing statements and amendments relating thereto under the Uniform Commercial Code, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) using its reasonable best efforts in obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) using its reasonable best efforts in obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction; provided that the failure of the Debtor to obtain any waivers, consents or approvals under clauses (d) and (e) after the exercise of its reasonable best efforts, shall not constitute an Event of Default.
     5. Representations and Warranties Concerning Perfection Certificate.
     Each Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”), a form of which is attached hereto as Exhibit A. Each Debtor represents and warrants to the Secured Party that all information set forth on the Perfection Certificate is accurate and complete as of the date hereof.
     6. Covenants Concerning Debtor’s Legal Status.
     Each of Group and Operating covenants with the Secured Party as follows: (a) without providing at least 30 days’ prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall promptly notify the Secured Party of such organizational identification number, and (c) except as permitted by any Transaction Document, the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.
     7. Representations and Warranties Concerning Collateral, Etc.
     Each of Group and Operating further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens and (b) the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, except, solely in the case of (b) above, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.
     8. Covenants Concerning Collateral, Etc.
     Each of Group and Operating further covenants with the Secured Party as follows: (a) the Collateral will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least 30 days’ prior written notice to the Secured Party, (b) except for the security interest herein granted and the Permitted Liens, the Debtor shall be the owner of or have other rights in the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall diligently defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) other than the Permitted Liens, the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Debtor will permit the Secured Party, or its designee, to inspect the Collateral from time to time at any reasonable time during normal business hours upon reasonable notice, wherever located, (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) the Debtor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (h) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein other than in the ordinary course of business, (i) the Debtor will not permit the Collateral to be physically located and/or put into service in any jurisdiction in which the grant of a security interest in such Collateral would require approval from any governmental regulatory body or agency until the delivery of reasonable evidence of any such approval to the Collateral Agent, and (j) the Debtor may also transfer title to all or any part of the Collateral to one or more direct or indirect wholly-owned subsidiaries of either Debtor (a “Permitted Transferee”), provided, however, that prior to any such transfer (i) such Permitted Transferee shall execute a joinder agreement or guaranty in form and substance satisfactory to the Collateral Agent (A) agreeing to be bound as a co-maker or guarantor under the Note and as a debtor under this Agreement and (B) acknowledging and confirming the Collateral Agent’s continuing security interest in and lien on the Collateral, (ii) the Debtor shall provide the Collateral Agent with written evidence that all federal and state regulatory approvals and other third party consents, if any, required for such transfer and joinder or guaranty have been obtained (the “Required Approvals”) and (iii) the Collateral Agent shall indicate in writing that it is satisfied that all Required Approvals for such transfer and joinder or guaranty have been obtained; provided, further, however, that notwithstanding any transfer of any Collateral to the

Permitted Transferee, neither Group nor Operating shall be released from its obligations hereunder or under the Note.
9. Insurance.
     9.1 Maintenance of Insurance. Each of Group and Operating will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be customary for businesses engaged in similar activities in similar industries and geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee.
     9.2 Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Collateral so damaged or destroyed (which replacement collateral shall be Collateral hereunder) and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations. The Secured Party shall disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.
     9.3 Continuation of Insurance. All policies of insurance shall provide for the insurer to endeavor to provide at least 30 days’ prior written cancellation notice to the Secured Party. In the event of failure by either Group or Operating to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor. Each of Group and Operating shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.
10. Collateral Protection Expenses; Preservation of Collateral.
     10.1 Expenses Incurred by Secured Party. In the Secured Party’s discretion, if the Debtor fails to do so, upon the occurrence and during the continuance of an Event of Default, the Secured Party may discharge taxes (other than those not yet due or being contested in good faith) and other encumbrances at any time levied or placed on any of the Collateral (other than those being contested in good faith), maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.
     10.2 Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, each of Group and Operating shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. Other than as a result of foreclosure, the Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.
11. Power of Attorney.
     11.1 Appointment and Powers of Secured Party. Each of Group and Operating hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following upon the occurrence and during the continuance of an Event of Default:
          (a) generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and
          (b) to the extent that the Debtor’s authorization given in Section 3 is not sufficient to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature.
          11.2 Ratification by Debtor. To the extent permitted by law, each of Group and Operating hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.
          11.3 No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to either Group or Operating for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.
     12. Rights and Remedies.
     If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon either Group or Operating, has in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require either Group or Operating to assemble, at the sole cost of the Debtor, all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor’s principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least ten Business Days’ prior written notice (or, in any case, such longer notice period as may be required by law) of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that ten Business Days’ prior written notice (or, in any case, such longer notice period as may be required by law) of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.
     13. Standards for Exercising Rights and Remedies.
     To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each of Group and Operating acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (e) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (f) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (g) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (h) to dispose of assets in wholesale rather than retail markets, (i) to disclaim disposition warranties, (j) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (k) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 13 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 13. Without limitation upon the foregoing, nothing contained in this Section 13 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 13.
     14. No Waiver by Secured Party, Etc.
     The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

     15. Suretyship Waivers by Debtor.
     Each of Group and Operating hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each of Group and Operating assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.2. Each of Group and Operating further waives any and all other suretyship defenses.
     16. Marshalling.
     The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.
     17. Proceeds of Dispositions; Expenses.
     The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys’ fees and other out-of-pocket disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may reasonably determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by §§ 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, and the Debtor shall remain liable for any deficiency.

     18. Overdue Amounts.
     Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral.
     19. Governing Law; Consent to Jurisdiction.
     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. Each of Group and Operating agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in Section 16 of the Note. Each of Group and Operating hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
     20. Waiver of Jury Trial.
     EACH OF GROUP AND OPERATING WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, each of Group and Operating waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of Group and Operating (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, in entering into the Transaction Documents, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 20.
     21. Miscellaneous.
     The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each of Group and Operating and their respective successors and permitted assigns, and shall inure to the benefit of the Secured Party, for itself and as Collateral Agent for the Holders of the Note. The rights under this Agreement inuring to the benefit of the Secured Party shall be assignable only to a Holder succeeding the Secured Party as Collateral Agent pursuant to the terms and conditions of the Note. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each of Group and Operating acknowledges receipt of a copy of this Agreement.

     22. Counterparts.
     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and of which, when taken together, will be deemed to constitute one and the same agreement.
     23. Joint and Several Liability.
     Each of Group and Operating is accepting joint and several liability under this Security Agreement and the Note in consideration of the financial accommodation to be provided to each of them in connection with the issuance of the Note, for the mutual benefit, directly and indirectly, of each of Group and Operating and in consideration of the undertakings of Group and Operating to accept joint and several liability for the obligations of each of them.
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     IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

COVAD COMMUNICATIONS GROUP, INC.

By:	/s/ Charles Hoffman
Title: President and Chief Executive Officer

COVAD COMMUNICATIONS COMPANY

By:	/s/ Charles Hoffman
Title: President and Chief Executive Officer

ACCEPTED:

EARTHLINK, INC.

By:	/s/ Kevin M. Dotts
Title: Executive Vice President, Chief Financial Officer